Exhibit 99.6

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-64299, 333-09667, 333-09669, 333-09671, 333-09673, 333-26179, 333-63575 and 333-61244) of our report dated March 30, 2005, except for Note 14, as to which the date is June 2, 2005, with respect to the financial statements and schedules of Hawaiian Holdings, Inc., and our report dated March 30, 2005, except for Note 19, as to which the date is June 2, 2005, with respect to the financial statements and schedules of Hawaiian Airlines, Inc., included in this Current Report (Form 8-K/A) of Hawaiian Holdings, Inc. dated August 15, 2005.

/s/ Ernst & Young LLP

Honolulu, Hawaii
August 12, 2005